EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ramon Pagan,  Chief  Executive  Officer  of Makeover Corporation of America  (the "Company"),  hereby  certify,  pursuant to 18 U.S.C.  Section  1350,  as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act of  2002,  that,  to my knowledge:

    (1)    The  Company's  Quarterly  Report on Form 10-Q for the quarter  ended September 30, 2012, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  fully  complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)    The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

/s/ Ramon Pagan
Ramon Pagan Chief Executive Officer

Date: November 10, 2012